UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2012
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THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

58 South Service Road, Melville, NY 11747
(Address of principal executive offices)

Registrant’s telephone number, including area code: (631) 730-2200

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by The Hain Celestial Group, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on October 29, 2012 (the “Original Form 8-K”) announcing the completion of its acquisition of Histon Sweet Spreads Limited (the “Acquisition”). This Current Report on Form 8-K/A amends Items 9.01(a) and 9.01(b) of the Original Form 8-K to present certain audited annual and unaudited interim financial statements of the Histon Sweet Spreads and Jellies Business and to present certain unaudited pro forma financial information in connection with the Company’s Acquisition, which financial statements and unaudited pro forma information are filed as exhibits hereto. All of the other Items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01    Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired

The combined financial statements and independent auditor report listed below for the Histon Sweet Spreads and Jellies Business are set forth in Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

•	Report of Independent Auditors, PricewaterhouseCoopers LLP

•	Combined Statements of Net Revenue and Direct Operating Expenses for the year ended December 31, 2011 (audited) and for the six months ended June 30, 2012 and 2011 (unaudited)

•	Combined Statements of Assets Acquired as of December 31, 2011 (audited) and June 30, 2012 (unaudited)

•	Notes to the Combined Financial Statements

(b)    Pro Forma Financial Information

The unaudited pro forma combined financial statement listed below of the Company giving effect to the Acquisition is set forth in Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

•	Unaudited Pro Forma Combined Balance Sheet as of June 30, 2012

•	Notes to Unaudited Pro Forma Combined Balance Sheet

(d)    Exhibits

See Exhibit Index immediately following the signature page to this Current Report on Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2013

THE HAIN CELESTIAL GROUP, INC. (Registrant)

By:	/s/ Ira J. Lamel
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1
Combined Financial Statements of the Histon Sweet Spreads and Jellies Business as of and for the year ended December 31, 2011 (audited) and as of June 30, 2012 and for the six months ended June 30, 2012 and 2011 (unaudited)

99.2	Unaudited Pro Forma Combined Balance Sheet as of June 30, 2012 of the Company giving effect to the Acquisition